3rd Quarter 2017 Earnings Results Michael Small – Chief Executive Officer John Wade – Chief Operating Officer Barry Rowan – Chief Financial Officer November 2, 2017 Exhibit 99.2

Safe harbor statement Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosures contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA, Adjusted EBITDA margin and Cash CapEx. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA and Adjusted EBITDA margin in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CapEx in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. See the Appendix for a reconciliation of each of Adjusted EBITDA and Cash CapEx to the comparable GAAP measure. No reconciliation of the forecasted range for Adjusted EBITDA for fiscal 2017 is included in this release because we are unable to quantify certain amounts that would be required to be included in the respective corresponding GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, we are not able to provide a reconciliation for the forecasted range of Adjusted EBITDA for 2017 due to variability in the timing of aircraft installations and de-installations impacting depreciation expense and amortization of deferred airborne leasing proceeds. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

2Ku transforming our business 1. Improves customer experience across the North American networks 2. Accelerates take rate growth 3. Enables new products and services Increased bandwidth: This transformation will drive revenue growth and long-term profitability Review table and footnote in 2Ku table w/ V

Strong execution continues 17% Y/Y Growth Total Revenue ($MM) Added $110M in cash, on the strength of airline wins Total revenue up 17% Y/Y Adjusted EBITDA ($MM) Adj. EBITDA up $3M sequentially 30% Q/Q Growth Cash ($MM) 8% Q/Q Growth * Note: Cash includes cash, cash equivalents and short-term investments

Expanding our leading market position More than 1,900+ awards for 2Ku Awarded Alaska & Virgin America fleets, totaling 250+ aircraft Awarded 100 aircraft with largest airline in South America

High bandwidth is arriving 6 Y/Y growth in bandwidth per aircraft in CA-NA 47% CA-NA fleet will be 2Ku by end of 2018 ~1/3 On target to hit 2Ku install guidance 550 450 to Y/Y growth in bandwidth per aircraft in BA 20% 2Ku aircraft installed year-to-date 320+ 2Ku aircraft installed in October 76

Engaging more passengers 7 15% Y/Y increase in CA-NA take rate to 7.5% Expanding partnerships to deliver free connectivity to the passenger Gogo Vision Touch leverages our existing connectivity system

Business Aviation growing and innovating 30% Y/Y Growth BA Service Revenue ($MM) Service revenue up 30% Y/Y Launched Gogo AVANCE platform L3 and L5 connectivity systems

Key takeaways - CEO Dedicated networks delivering leading bandwidth, coverage and reliability Performance driving wins Engaging more passengers with more bandwidth enables cutting-edge products and services Setting records for getting more aircraft online

Strong operational execution 10 2Ku aircraft installed in year-to-date 322 Hour 2Ku installation achieved 36 2Ku aircraft installed in October 76

Progress with OEMs 11 3 A350s installed and delivered by Airbus with 2Ku installed B787 Expect first Boeing 2Ku installation to be completed around year-end C Series Expect first Bombardier production installation in May of 2018

Gogo Vision Touch evolved from our customer’s need Seatback entertainment solution Without the weight, cost and complexity of legacy solutions Engages even more passengers Simplicity and cost savings are driving interest from other carriers

Business Aviation continues to expand market share L5 units sold is 86 YTD check w/ Leigh and Shannon to verify Announced a global Ku band connectivity solution Strong market demand for Gogo Avance L5 connectivity system 86 sold year to date Selected as a factory option by Dassault and Embraer

Key takeaways - COO Industry-leading operational execution On track with OEM installed aircraft deliveries and accelerating Business Aviation market position and competitive strengths are formidable advantage

15% Y/Y Decrease Strong revenue growth 17% Y/Y Growth Q3 ’17 revenue up 17% Y/Y Service revenue up 19% Y/Y Growth across all segments Q3 ’17 Adjusted EBITDA up $3 million sequentially Includes $4.5 million write-down of legacy product lines and retirement of test aircraft Note: Minor differences exist due to rounding. (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the comparable GAAP measure.

16 CA-NA: Continued service revenue growth 7% Y/Y Growth Service revenue up 7% 2,817 aircraft online, up 188 aircraft Y/Y Note: Minor differences exist due to rounding ARPA flat Y/Y at $133k Satellite ARPA $220k ATG ARPA $125k

17 CA-NA: Expanding engagement through multi-payer strategy 15% Y/Y Growth Take rate up 15%: Increased passenger engagement due to airline and 3rd party paid offerings Note: Minor differences exist due to rounding Segment profit of $16 million Includes: $2.4 million write-down of legacy products and retirement of test aircraft $3.0 million next gen ATG milestone payment 10% Y/Y Growth

CA-ROW: Revenue doubled for third consecutive quarter year-over-year 18 117% Y/Y Growth Note: Minor differences exist due to rounding Service revenue of $15.7 million, up 117% from Q3 ’16 $226k annualized ARPA, up 30% Y/Y Aircraft equivalents online increased 41% Y/Y 13.5% take rate Annualized ARPA up 30% to $226k Growth in ARPA of existing aircraft offset by new aircraft, which represented 25% of aircraft online 30% Y/Y Growth

CA-ROW: Scaling our international business Note: Minor differences exist due to rounding Aircraft online up 96 Y/Y, to 352 680 2Ku awarded but not yet installed as of 10/24/17 Segment loss improved $7 million from Q2 ‘17 Lower spending on OEM programs Increased utilization of global Ku network 38% Y/Y Growth

BA: Continuing strong revenue growth Total revenue increased 24% Y/Y, to $61 million Service revenue increased 30% Y/Y to $43 million ATG aircraft online increased 15% Y/Y, to over 4,500 ATG Service ARPU increased 13% Y/Y, to nearly $2,900 per month Note: Minor differences exist due to rounding 15% Y/Y Growth 24% Y/Y Growth

BA: Strong AVANCE platform adoption Segment profit increased 3% Y/Y, to $21 million $2 million charges related to write-down of legacy product line One Phone Increased ED&D and sales and marketing to further drive market penetration Note: Minor differences exist due to rounding 3% Y/Y Growth 27% Y/Y Growth L5 shipments drove 11% growth in equipment revenue 66 L5 units sold in Q3 ’17 Opportunity to expand: Further penetrate light & turbo jet markets Serve business aircraft flying globally

Investing in rapid 2Ku installations Note: Minor differences exist due to rounding. Note: Cash CAPEX is a non-GAAP measure. See Appendix for a reconciliation to the most comparable GAAP measure. $17MM Y/Y Increase Cash CapEx Y/Y increase reflects investment in installing aircraft with 2Ku

Outlook Expect Adjusted EBITDA to be significantly higher in 2018 than 2017 Expect 2017 revenue to be at the high end of $670-$695 million guidance range Adjusted EBITDA expected to approximately double in the second half of 2017 compared to the first half of 2017 and to be at the low end of $60-$75 million guidance range, excluding the $4.5 million in charges we incurred this quarter 2017 Cash CapEx expected to be at the low end of $230-$260 million range, with approximately 70% related to success-based airborne equipment purchases

Q&A

Appendix

Gogo installed and awarded aircraft as of 9/30/2017 Note: On May 27, 2016, we entered into a letter agreement with American Airlines whereby American exercised its option to terminate its agreement with Gogo on approximately 550 Gogo-installed mainline aircraft and we currently expect such aircraft to be deinstalled or retired over the next several years.

Adjusted EBITDA reconciliation ($MM) 2016 Q1 2016 Q3 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 Net Income (24) (40) (33) (27) (41) (44) (45) Interest Income (0) (0) (1) (1) (1) (1) (1) Interest Expense 16 18 25 25 27 27 28 Depreciation & Amortization 24 25 27 30 30 31 36 EBITDA 17 2 18 27 16 13 18 Stock-based Compensation Expense 4 4 5 5 4 5 5 Amortization of Deferred Airborne Lease Incentives (6) (7) (8) (9) (9) (9) (10) Loss on Extinguishment of Debt – 15 – – – – – Adjustment of deferred financing costs (1) – – – – – – Adjusted EBITDA 14 14 15 23 11 10 13 Note: Minor differences exist due to rounding

Cash CapEx reconciliation ($MM) 2016 Q1 2016 Q3 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 Purchases of Property and Equipment (31) (40) (36) (41) (64) (65) (62) Acquisition of Intangible Assets (Capitalized Software) (6) (8) (8) (7) (8) (9) (7) Consolidated Capital Expenditures (37) (48) (44) (48) (72) (74) (68) Change in Deferred Airborne Lease Incentives 8 1 0 6 4 (0) 5 Amortization of Deferred Airborne Lease Incentives 6 7 8 9 9 9 10 Cash CapEx (24) (40) (36) (34) (59) (66) (53) Note: Minor differences exist due to rounding